Exhibit 10.24
     THIRD AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT
     This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 23, 2005, is by and among:
A.	EQUITY BROADCASTING CORPORATION, an Arkansas corporation, ARKANSAS 49, INC., an Arkansas corporation, BORGER BROADCASTING, INC., a Nevada corporation, DENVER BROADCASTING, INC., an Arkansas corporation, EBC HARRISON, INC., an Arkansas corporation, EBC PANAMA CITY, INC., an Arkansas corporation, EBC POCATELLO, INC., a Nevada corporation, EBC SCOTTSBLUFF, INC., an Arkansas corporation, EBC ST. LOUIS, INC., an Arkansas corporation, FORT SMITH 46, INC., a Nevada corporation, HISPANIC NEWS NETWORK, INC., an Arkansas corporation, LA GRANDE BROADCASTING, INC., an Arkansas corporation, LOGAN 12, INC., an Arkansas corporation, MARQUETTE BROADCASTING, INC., a Nevada corporation, MONTGOMERY 22, INC., an Arkansas corporation, NEVADA CHANNEL 3, INC., an Arkansas corporation, NEWMONT BROADCASTING CORPORATION, an Arkansas corporation, PRICE BROADCASTING, INC., a Nevada corporation, PULLMAN BROADCASTING INC., an Arkansas corporation, REP PLUS, INC., an Arkansas corporation, RIVER CITY BROADCASTING, INC., an Arkansas corporation, ROSEBURG BROADCASTING, INC., a Nevada corporation, SHAWNEE BROADCASTING, INC., an Arkansas corporation, TV 34, INC., an Arkansas corporation, VERNAL BROADCASTING, INC., a Nevada corporation, WOODWARD BROADCASTING, INC., a Nevada corporation, WYOMING CHANNEL 2, INC., a Nevada corporation, EBC MINNEAPOLIS, INC., an Arkansas corporation, EBC DETROIT, INC., an Arkansas corporation, EBC BUFFALO, INC., an Arkansas corporation, EBC WATERLOO, INC., an Arkansas corporation, EBC ATLANTA, INC., an Arkansas corporation, EBC SEATTLE, INC., an Arkansas corporation, EBC KANSAS CITY, INC., an Arkansas corporation, EBC SYRACUSE, INC., an Arkansas corporation, NEVADA CHANNEL 6, INC., an Arkansas corporation, EBC PROVO, INC., an Arkansas corporation, EBC SOUTHWEST FLORIDA, INC., an Arkansas corporation, EBC LOS ANGELES, INC., an Arkansas corporation, EBC BOISE, INC., an Arkansas corporation, and SKYPORT SERVICES, INC., an Arkansas corporation, (together, the “Borrowers” and individually, a “Borrower”)

B.	FIELD POINT I, LTD., a Cayman Islands limited liability company formerly known as Silver Point Onshore CDO, LLC, as assignee of SPCP Group, L.L.C., FIELD POINT II, LTD., a Cayman Islands limited liability company formerly known as Silver Point Offshore CDO, LLC, as assignee of SPCP Group, L.L.C.,
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SPF CDO I, LLC, a Delaware limited liability company, as assignee of SPCP Group III, L.L.C., and WELLS FARGO FOOTHILL, INC., a California corporation, as lenders (together, “Lenders”);

C.	SILVER POINT FINANCE, LLC, as Administrative Agent and Documentation Agent for the Lenders (in such capacities, “Administrative Agent”); and

D.	WELLS FARGO FOOTHILL, INC., as Collateral Agent for the Lenders (in such capacity, “Collateral Agent”);
RECITALS
     A. Each of the Borrowers, the Collateral Agent, the Administrative Agent, and the Lenders are parties to a Second Amended and Restated Credit Agreement dated as of June 29, 2004 (as amended, restated, renewed, replaced, joined, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.
     B. Each of the Borrowers and the Collateral Agent are parties to one or more Security and Pledge Agreements (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, collectively, the “Security Agreements”), pursuant to which the Borrowers granted to the Collateral Agent, for the benefit of the Lenders, the liens and security interests described therein.
     C. The Borrowers, the Collateral Agent, the Administrative Agent, and the Lenders are also parties to an Amended and Restated Affiliate Subordination Agreement dated as of June 29, 2004 (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the “Subordination Agreement”), providing that all Subordinated Indebtedness (as defined in the Subordination Agreement) shall at all times be subordinate and junior to all Senior Indebtedness (as defined in the Subordination Agreement) to the extent and in the manner set forth therein.
     D. Borrowers desire, among other things, to increase the Aggregate Revolving Credit Commitments (as defined in the Credit Agreement) by $5,462,500 to $30,962,500.
     E. The Lenders are willing to increase the Aggregate Revolving Credit Commitments subject to the terms and conditions of the Credit Agreement, as amended by this Amendment.
     F. The parties hereto desire to amend the Credit Agreement as hereinafter provided.
     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows;
     1. Definitions. The following definition appearing in Section 1.01 (“Definitions”) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
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“Aggregate Revolving Credit Commitments: an amount calculated from time to time as Thirty Million Nine Hundred Sixty-Two Thousand Five Hundred Dollars ($30,962,500), as reduced from time to time by aggregate reductions, if any, in the Revolving Credit Commitments, from time to time, pursuant to Section 2.05.
     2. Schedule to Credit Agreement. Schedule 2.01 of the Credit Agreement is hereby replaced by the Schedule 2.01 attached hereto and made a part hereof.
     3. Representations and Warranties of the Borrowers.
     Each Borrower hereby represents and warrants to, and agrees with, the Collateral Agent, the Administrative Agent, and the Lenders as set forth below. Such representations and warranties shall survive the making of the Loans.
     (a) Each representation and warranty set forth in Article IV of the Credit Agreement is hereby restated and affirmed as true and correct as of the date hereof (except to the extent that any such representations or warranties relate to an earlier specific date or dates).
     (b) The execution and delivery of, and performance by the Borrowers of their obligations under, the Credit Agreement, the Notes and the Subordination Agreement, as each is amended by this Amendment have been duly authorized by all requisite corporate action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, including without limitation the Organizational Documents of any of the Borrowers, or any indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of such Borrower pursuant to, any such indenture, agreement or instrument.
     (c) The Borrowers have delivered to the Collateral Agent true and complete copies of all such corporate and other resolutions as were necessary to authorize the execution, delivery and performance of this Amendment and the transactions contemplated therein by the Borrowers, each certified by the appropriate secretary or other officer. Each of this Amendment and the Security Documents constitutes the valid and binding obligation of each Borrower which is party thereto, enforceable against such Borrower in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.
     (d) Except for filings and recordings required under Section 2.16 of the Credit Agreement and except as set forth on Schedule 4.04 of the Credit Agreement, no Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment and the transactions contemplated thereby, except any such which have been obtained or made.
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     (e) As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.
     (f) Except as set forth on the Second Amendment Schedule attached hereto, upon execution hereof, (i) each Person controlled by EBC or in which EBC owns a majority interest is a Borrower under the Credit Agreement, (ii) EBC has granted to Collateral Agent a security interest in, and delivered to the Collateral Agent each certificate evidencing an ownership interest in, each Person in which EBC has any ownership interest, (iii) EBC has granted to Collateral Agent a security interest in each broadcasting license owned by EBC, (iv) each of the Borrowers (other than EBC) has granted to Collateral Agent a security interest in all assets now owned or hereafter acquired by such Borrower, including, without limitation, all broadcasting licenses and permits held by such Borrower, and (v) each of the Borrowers has delivered to the Collateral Agent for each deposit account maintained by such Borrower an agreement, in the form provided by the Collateral Agent, executed by such Borrower and the depository bank for such deposit account, whereby such depository bank agrees to comply with instructions originated by the Collateral Agent directing disposition of the funds in such deposit account without further consent by such Borrower.
     4. No Further Amendments. Except for the amendments set forth herein or otherwise set forth in any agreement signed by the Lenders and dated the date hereof, the Credit Agreement and the Loan Documents shall remain unchanged and in full force and effect
     5. References in Security Documents.
     All references to the “Credit Agreement” in all Security Documents and in any other documents or agreements by and between the Borrowers and their respective Affiliates, and each of them, and the Lenders and/or the Collateral Agent and/or the Administrative Agent shall from and after the effective date hereof refer to the Credit Agreement, as amended hereby, and all obligations of the Borrowers under the Credit Agreement, as amended hereby, shall be secured by and be entitled to the benefits of said Security Documents and such other documents and agreements. All Security Documents heretofore executed by the Borrowers and each of them shall remain in full force and effect to secure the Notes (as defined therein), and such Security Documents, as amended hereby, are hereby ratified and affirmed.
     6. Further Agreements.
     (a) Each Borrower hereby acknowledges and confirms that it does not have any grounds and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to) the Credit Agreement, as amended hereby, the Security Documents or any of the other Loan Documents, any document, instrument or agreement relating to any of the foregoing, any of the Indebtedness, covenants, promises, agreements, obligations, duties or liabilities thereunder, or the status of any thereof as legal, valid and binding obligations enforceable in accordance with their respective terms, and, to the best of its knowledge, it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders, the Collateral Agent, and the Administrative Agent, and their respective parents, subsidiaries, affiliates, stockholders, directors, officers, employees, attorneys,
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agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Noteholder Parties”), from and against, and agree not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Noteholder Parties, or any of them, prior to or as of the date of this Amendment for, upon, or by reason of, any matter, cause or thing whatsoever, arising out of, or relating to, the Credit Agreement, as amended hereby, the Security Documents, the Loan Documents or other any document, instrument or agreement relating to any of the foregoing (including, without limitation, any payment, performance, validity or enforceability of any or all of the indebtedness, covenants, promises, agreements, provisions, rights, remedies, obligations, duties and liabilities thereunder) or any transaction relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing.
     (b) Each of the Borrowers agrees that:
     (i) Each of the Security Agreements to which it is a party remains in full force and effect and continues to be the legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.
     (ii) In any of the Security Documents, from and after the date hereof, (i) all references to “Obligations”, or any other term or provision intended to define the indebtedness or obligations owed to Lenders secured by such Security Document, include the Obligations as defined in the Credit Agreement as amended hereby; and (ii) all references to the Credit Agreement constitute references to the Credit Agreement as amended hereby.
     (iii) that the liens and security interests in favor of the Lenders and the Collateral Agent for the benefit of the Lenders are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by the Collateral Agent in writing or as otherwise permitted under the Credit Agreement as amended hereby.
     (c) Each Borrower acknowledges and agrees that pursuant to the Act and FCC Rules, the Borrowers are required to file a copy of this Amendment with the FCC and that the Borrowers shall timely file, in accordance with the Act and FCC Rules, a copy of this Amendment and any other documents or instruments as may be required or appropriate in connection herewith.
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     7. Conditions.
     The effectiveness of this Amendment is subject to satisfaction of the following conditions:
     (a) The Borrowers shall have executed and delivered to the Collateral Agent (or shall have caused to be executed and delivered to the Collateral Agent by the appropriate Persons), the following, in each case in form and substance satisfactory to the Collateral Agent:
     (i) an amended and restated Secured Revolving Credit Note payable to the order of each of the Lenders, in the original principal amount equal to such Lender’s Revolving Credit Commitment;
     (ii) an amendment to the Subordination Agreement acknowledging and permitting the increased Aggregate Revolving Credit Commitments;
     (iii) Certified copies (attached as required in Part A of the form attached as Schedule 3.01 to the Credit Agreement) of all corporate or other action taken by each Borrower and the Equity Holders of each Borrower authorizing the execution and delivery of the Notes to which it is a party (including all resolutions authorizing the execution, delivery and performance of this Amendment by such Borrower and the transactions contemplated hereby, the incurrence of the Obligations and the granting of the Liens contemplated by the Loan Documents to which it is a party, to the extent required by the Organizational Documents applicable thereto) which have been properly adopted and have not been modified or amended;
     (iv) Such other supporting documents and certificates as the Collateral Agent, the Administrative Agent, or the Lenders may reasonably request.
     (b) Collateral Agent shall have received the favorable written opinion of general corporate counsel to the Borrowers dated as of the date hereof, addressed to the Collateral Agent, the Administrative Agent, and Lenders and reasonably satisfactory to the Collateral Agent in scope and substance; and
     (c) The representations and warranties of each Borrower and its Affiliates set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct in all material respects on and as of the effective date of this Amendment and each Borrower shall have performed all obligations which were to have been performed by it hereunder prior to the effective date of this Amendment (unless waived by the Collateral Agent or the Required Lenders).
     (d) As of the effective date of this Amendment, and since the dates of those certain Projections attached as Schedule 4.17 to the Credit Agreement and other financial documents delivered to the Collateral Agent prior thereto, no event or circumstance shall have occurred which could reasonably be expected to have a Material Adverse Effect.
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     (e) Borrowers shall have paid (i) to the Collateral Agent on or before the effective date of this Amendment for the ratable account of each Revolving Credit Lender, a non- refundable fee in the total amount of $105,000, of which Collateral Agent and the Lenders acknowledge prior receipt of $75,000, (ii) all other fees owed to the Collateral Agent, the Administrative Agent, the Lenders and their respective Affiliates pursuant to the Credit Agreement, as amended hereby, and (iii) all legal fees and expenses of counsel to Agent and Lenders incurred through the date hereof.
     (f) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Collateral Agent.
     8. Applicable Law.
     THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE LAWS OF THE STATE OF CALIFORNIA WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF CALIFORNIA AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.
     9. Captions.
     The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
     10. Legal Fees.
     The Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Collateral Agent, the Administrative Agent, and the Lenders in the drafting, negotiation and closing of the documents and transactions contemplated hereby, including the reasonable fees and disbursements of the Collateral Agent’s special counsel.
     11. Return of Replaced Notes.
     Each of the Lenders agrees to return to EBC each original note held by such Lender that is replaced by a Revolving Credit Note delivered in connection with this Amendment., each such note to be marked “Replaced.”
     12. Counterparts.
     This Amendment may be executed by the parties hereto in counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.
*The Next Page is the Signature Page*
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

WELLS FARGO FOOTHILL, INC., as Collateral Agent and Lender

By:
Name:
Title:

SILVER POINT FINANCE, LLC, as Administrative Agent

By:
Name:
Title:

ADDITIONAL LENDERS:

FIELD POINT I, LTD.

By:
Name:
Title:

FIELD POINT II, LTD.

By:
Name:
Title:

SPF CDO I, LLC

By:
Name:
Title:

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Credit Agreement– Page 8

     Each of the undersigned Borrowers hereby consents to and accepts the foregoing Amendment.

EQUITY BROADCASTING CORPORATION

By: Name:	/s/ James H. Hearnsberger James H. Hearnsberger
Title:	Executive Vice President

ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC POCATELLO, INC.
EBC SCOTTSBLUFF, INC.
EBC ST. LOUIS, INC.
FORT SMITH 46, INC.
HISPANIC NEWS NETWORK, INC.
LA GRANDE BROADCASTING, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
MONTGOMERY 22, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING
CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
SHAWNEE BROADCASTING, INC.

By: Name:	/s/ James H. Hearnsberger James H. Hearnsberger
Title:	Vice President of each
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TV 34, INC. VERNAL BROADCASTING, INC. WOODWARD BROADCASTING, INC. WYOMING CHANNEL 2, INC. EBC MINNEAPOLIS, INC. EBC DETROIT, INC. EBC BUFFALO, INC. EBC WATERLOO, INC.

By: Name:	/s/ James H. Hearnsberger James H. Hearnsberger
Title:	Vice President of each

EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
EBC BOISE, INC.
SKYPORT SERVICES, INC.

By: Name:	/s/ James H. Hearnsberger James H. Hearnsberger
Title:	Vice President of each
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Schedule 2.01
Allocation of Loans and Commitments

		Percentage
	Revolving	Revolving	Term Loan	Percentage	Term Loan	Percentage
	Credit	Credit	A	Term Loan A	B	Term Loan B
Lender	Commitment	Commitments	Commitment	Commitments	Commitment	Commitments
FIELD POINT I, LTD.	$6,011,562.50	19.41562%	$3,200,000	16%	$1,318,125	13.875%
FIELD POINT II, LTD.	$6,099,375.00	19.69924%	$4,800,000	24%	$2,244,375	23.625%
SPF CDO I, LLC	$3,370,312.50	10.88514%	$2,000,000	10%	$1,187,500	12.5%
WELLS FARGO FOOTHILL, INC	$15,481,250.00	50%	$10,000,000	50%	$4,750,000	50%
TOTAL	$30,962,500.00	100%	$20,000,000	100%	$9,500,000	100%

Second Amendment Schedule
Borrower and Collateral Exceptions
1. Person controlled by EBC or in which EBC owns a majority interest that are not Borrowers under the Credit Agreement:
Central Arkansas Payroll Company, an Arkansas corporation
EBC Flagstaff, Inc.
EBC Mount Vernon, Inc.
Equity Insurance, Inc., an Arkansas corporation
Kaleidoscope Affiliates of Las Vegas, LLC
KLRA. Inc.
Little Rock TV-14, LLC
Marianna Broadcasting, Inc.
Montana License Sub, Inc.
H&H Properties I Limited Partnership
2. Persons in which EBC has an ownership interest with respect to which such ownership interest is not subject to a security interest in favor of the Collateral Agent:
None
3. Broadcasting Licenses owned by EBC not subject to a security interest in favor of the Collateral Agent:
None
4. Assets owned by Borrowers not subject to a security interest in favor of the Collateral Agent:
5. Deposit Accounts maintained by Borrowers not subject to a control agreement: